[LOGO OF DELAWARE INVESTMENTS]










                                                                Lincoln National
                                                        International Fund, Inc.
                                                                   Annual Report
                                                               December 31, 2000

Lincoln National International Fund, Inc.

Index

      Commentary

      Statement of Net Assets

      Statement of Operations

      Statements of Changes in Net Assets

      Financial Highlights

      Notes to Financial Statements

      Report of Ernst & Young LLP, Independent Auditors

Lincoln National International Fund, Inc.

Managed by: [LOGO OF DELAWARE INVESTMENTS]


The fund had a return of 0.13% for the year ended December 31, 2000, while its benchmark, the MSCI EAFE Index*, was -14.0% for the same period. A year ago, the key message was the massive return differential between value and growth stocks, but the past twelve months has seen a sharp reversal. These are enticing times; despite generally weak markets, value stocks are performing well and opportunities are being created in previously overpriced sectors. The turn of the economic cycle will bring pressure on earnings in both the old economy and the new. Markets are being savage with any disappointment that is exposing overvalued stocks. No area of the market is immune, but this impact is most noticeable in technology, media and telecommunications.

In this volatile and difficult market environment, the International Fund held its own. Market investment returns were dominated by three key factors: significant weakness in markets dominated by one or two growth stocks such as Finland and Sweden, a weak Japanese market and a strong US dollar. The fund holds only a few select positions in Japan and a strong bias away from traditional growth stocks and markets. Moreover, a number of the securities in the Fund had a strong year. These include Eisai, a Japanese pharmaceutical company, Saint Gobain, a French building materials company, and Alcatel, a French telecommunications equipment supplier.

Standing back from the growth-value debate, the case for international equities is looking increasingly strong. European economies should eclipse the US this year, and the US dollar looks expensive. Even in Japan, some valuations are beginning to look attractive. We look forward to what may be a difficult, but hopefully rewarding year.

Elizabeth A. Desmond

Clive Gillmore

[CHART APPEARS HERE]

This chart illustrates, hypothetically, that $10,000 was invested in the International Fund on 5/1/91. As the chart shows, by December 31, 2000, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $22,488. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,737. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                                           Ended
on investments                                                  12/31/00
---------------------------------------------------------------------------
One Year                                                        +0.13%
Five Years                                                      +9.43%
Lifetime(since 5/1/91)                                          + 8.74%


* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australia and the Far East. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                              International Fund 1

Lincoln National
International Fund, Inc.

Statement of Net Assets
December 31, 2000

                                                  Number         Market
Common Stock:                                     of Shares      Value
------------------------------------------------------------------------------
Australia: 10.6%
------------------------------------------------------------------------------
Amcor                                             2,351,000       $6,860,349
CSR                                               3,762,900        9,795,437
Foster's Brewing Group                            3,564,100        9,359,227
National Australia Bank                             735,320       11,786,035
Orica                                             1,072,287        3,436,225
Paperlinx                                           783,667        1,442,701
------------------------------------------------------------------------------
                                                                  42,679,974
Belgium: 0.9%
------------------------------------------------------------------------------
Electrabel*                                          15,454        3,496,369
------------------------------------------------------------------------------

Finland: 0.9%
------------------------------------------------------------------------------
UPM-Kymmene OYJ                                     105,192        3,612,351
------------------------------------------------------------------------------

France: 9.6%
------------------------------------------------------------------------------
Alcatel                                             165,800        9,424,532
Compagnie de Saint Gobain                            45,850        7,207,011
Societe Generale                                    177,633       11,048,455
Total Fina Elf                                       74,631       11,106,938
------------------------------------------------------------------------------
                                                                  38,786,936
Germany: 9.7%
------------------------------------------------------------------------------
Bayer                                               215,400       11,312,990
Bayerische Hypo-und Vereinsbank                     164,700        9,253,684
Continental                                         178,600        2,852,662
Rheinisch Westfaelisches Flek                       206,900        9,194,784
Siemens                                              50,400        6,688,656
------------------------------------------------------------------------------
                                                                  39,302,776
Hong Kong: 4.8%
------------------------------------------------------------------------------
Hong Kong Electric                                1,980,000        7,311,050
Jardine Matheson Holdings                           912,400        5,565,640
Peregrine Investment Holdings*                    2,484,500            3,185
Wharf Holdings                                    2,663,000        6,469,973
------------------------------------------------------------------------------
                                                                  19,349,848
Japan: 12.4%
------------------------------------------------------------------------------
Canon                                               339,000       11,859,888
Eisai                                               287,000       10,040,672
Hitachi                                             850,000        7,568,113
Matsushita Electric                                 391,000        9,335,988
Nichido Fire & Marine                               640,000        3,397,735
West Japan Railway                                    1,741        7,689,729
------------------------------------------------------------------------------
                                                                  49,892,125
Korea: 1.0%
------------------------------------------------------------------------------
Pohang Iron & Steel                                 249,810        3,887,668
------------------------------------------------------------------------------

Malaysia: 0.7%
------------------------------------------------------------------------------
Sime Darby                                        2,094,200        2,623,261
------------------------------------------------------------------------------

Netherlands: 7.8%
------------------------------------------------------------------------------
Elsevier                                            671,100        9,874,131
ING Groep                                           131,377       10,501,872
Royal Dutch Petroleum                               183,200       11,232,914
------------------------------------------------------------------------------
                                                                  31,608,917
New Zealand: 1.9%
------------------------------------------------------------------------------
Carter Holt Harvey                                4,063,700        2,948,361
Telecom Corporation of New Zealand                2,296,800        4,887,462
------------------------------------------------------------------------------
                                                                   7,835,823
Singapore: 1.2%
------------------------------------------------------------------------------
Overseas Chinese Banking                            672,000        5,000,750
------------------------------------------------------------------------------

                                                  Number         Market
South Africa: 1.4%                                of Shares      Value
------------------------------------------------------------------------------
Sanlam                                            2,846,500      $ 3,596,213
Sasol                                               331,600        2,145,080
------------------------------------------------------------------------------
                                                                   5,741,293
Spain: 5.9%
------------------------------------------------------------------------------
Banco Santander Central Hispanoamericas             620,537        6,646,491
Iberdrola                                           682,000        8,554,321
Telefonica*                                         513,419        8,489,936
------------------------------------------------------------------------------
                                                                  23,690,748
United Kindom: 27.9%
------------------------------------------------------------------------------
Associated British Foods                            379,508        2,859,341
Bass                                                864,900        9,430,254
BG Group                                          1,638,317        6,419,914
Blue Circle Industries                              988,416        6,519,411
Boots                                             1,316,399       12,069,186
British Airways                                   1,688,300        9,841,600
Cable & Wireless                                    559,500        7,548,082
GKN                                                 791,800        8,414,137
GlaxoSmithKline                                     304,800        8,606,903
Great Universal Stores                            1,295,900       10,214,382
Halifax Group                                       986,582        9,760,971
PowerGen                                          1,118,900       10,568,044
Rio Tinto                                           383,000        6,713,614
Taylor Woodrow                                    1,433,400        3,826,799
------------------------------------------------------------------------------
                                                                 112,792,638

Total Common Stock:  96.7%
(Cost $380,739,673)                                              390,301,477
------------------------------------------------------------------------------

                                                  Par
Repurchase Agreement:                             Amount
------------------------------------------------------------------------------
State Street Bank and Trust Co.
Repurchase Agreement, dated 12/29/00, 5.51%,
maturing 1/2/01, collateralized by $10,595,000
U.S. Treasury Bond, 6.125%, 8/15/29,
market value $11,826,457                        $11,593,000       11,593,000
------------------------------------------------------------------------------

Total Repurchase Agreement: 2.9%
(Cost $11,593,000)                                                11,593,000
------------------------------------------------------------------------------

Total Investments: 99.6%
(Cost $392,332,673)                                              401,894,477
------------------------------------------------------------------------------
Other Assets Over Liabilities: 0.4%                                1,695,013
------------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $13.769 per share
based on 29,310,663 shares issued and outstanding)              $403,589,490
------------------------------------------------------------------------------
Components of Net Assets at December 31, 2000:
------------------------------------------------------------------------------

Common Stock, par value $.01 per share,
 100,000,000 authorized shares                                   $   293,107
Paid in capital in excess of par value of
 shares issued                                                   359,173,795
Undistributed net investment income**                              4,321,364
Accumulated net realized gain on investments                      30,196,848
Net unrealized appreciation of investments
 and foreign currencies                                            9,604,376
------------------------------------------------------------------------------
Total Net Assets                                                $403,589,490
------------------------------------------------------------------------------

*    Non-income producing security.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes to financial statements

                              International Fund 2

Lincoln National International Fund, Inc.
Statement of Operations
Year ended December 31, 2000


Investment income:
 Dividends                                                               $ 14,209,992
----------------------------------------------------------------------------------------
 Interest                                                                     496,201
----------------------------------------------------------------------------------------
 Less: Foreign withholding tax                                             (1,326,541)
----------------------------------------------------------------------------------------
  Total investment income                                                  13,379,652
----------------------------------------------------------------------------------------

Expenses:
 Management fees                                                            3,489,925
----------------------------------------------------------------------------------------
 Accounting fees                                                              299,644
----------------------------------------------------------------------------------------
 Custody fees                                                                 228,052
----------------------------------------------------------------------------------------
 Printing and postage                                                          71,658
----------------------------------------------------------------------------------------
 Professional fees                                                             26,245
----------------------------------------------------------------------------------------
 Directors fees                                                                 4,200
----------------------------------------------------------------------------------------
 Other                                                                         59,848
----------------------------------------------------------------------------------------
                                                                            4,179,572
----------------------------------------------------------------------------------------
  Less expenses paid indirectly                                               (11,981)
----------------------------------------------------------------------------------------
  Total expenses                                                            4,167,591
----------------------------------------------------------------------------------------
Net investment income                                                       9,212,061
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currency:
 Net realized gain (loss) on:
     Investment transactions                                               30,196,848
----------------------------------------------------------------------------------------
     Foreign currency transactions                                           (519,579)
----------------------------------------------------------------------------------------
     Net realized gain on investment and
     foreign currency transactions                                         29,677,269
----------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
     Investments                                                          (44,279,678)
----------------------------------------------------------------------------------------
     Foreign currency                                                          51,099
----------------------------------------------------------------------------------------
     Net change in unrealized appreciation/depreciation of investments
     and foreign currency                                                 (44,228,579)
----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
  and foreign currency                                                    (14,551,310)
----------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     $ (5,339,249)
----------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                         Year ended       Year ended
                                                         12/31/00         12/31/99
                                                         -------------------------------
Changes from operations:
 Net investment income                                   $   9,212,061    $  10,593,376
----------------------------------------------------------------------------------------
 Net realized gain on investments and foreign currency      29,677,269       14,452,779
----------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments and foreign currency                       (44,228,579)      56,867,519
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   (5,339,249)      81,913,674
----------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                      (8,300,247)     (17,725,584)
----------------------------------------------------------------------------------------
 Net realized gain on investment transactions              (10,724,739)    (109,585,193)
----------------------------------------------------------------------------------------
  Total distributions to shareholders                      (19,024,986)    (127,310,777)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions                  (98,363,452)      70,059,978
----------------------------------------------------------------------------------------
 Total increase (decrease) in net assets                  (122,727,687)      24,662,875
----------------------------------------------------------------------------------------

Net Assets, beginning of year                              526,317,177      501,654,302
----------------------------------------------------------------------------------------
Net Assets, end of year                                  $ 403,589,490    $ 526,317,177
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                              International Fund 3

Lincoln National International Fund, Inc.
Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                              Year ended December 31,
                                              2000(2)     1999(2)     1998(2)      1997        1996
                                              -------------------------------------------------------------
Net asset value, beginning of year            $   14.374  $   15.982  $    14.673  $   14.556  $   13.398

Income (loss) rom investment operations:
   Net investment income                           0.287       0.294        0.253       0.066       0.071
   Net realized and unrealized gain (loss)
      on investments and foreign currency         (0.284)      2.182        1.838       0.771       1.244
                                              -------------------------------------------------------------
   Total from investment operations                0.003       2.476        2.091       0.837       1.315
                                              -------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income           (0.272)     (0.529)      (0.189)         --      (0.071)
   Distributions from net realized gain on
       investment transactions                    (0.336)     (3.555)      (0.593)     (0.720)     (0.086)
                                              -------------------------------------------------------------
Total dividends and distributions                 (0.608)     (4.084)      (0.782)     (0.720)     (0.157)
                                              -------------------------------------------------------------
Net asset value, end of year                  $   13.769  $   14.374  $    15.982  $   14.673  $   14.556
                                              -------------------------------------------------------------

Total Return(1)                                    0.13%      17.75%       14.65%       6.00%       9.52%

Ratios and supplemental data:
   Ratio of expenses to average net assets         0.96%       0.92%        0.93%       0.93%       1.19%
   Ratio of net investment income
       to average net assets                       2.13%       2.05%        1.63%       0.44%       0.51%
   Portfolio Turnover                                 7%         12%         123%         78%         69%

   Net assets, end of year (000 omitted)       $403,589    $526,317     $501,654    $466,229    $440,375

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2)  Per share information was based on the average shares outstanding method.

See accompanying notes to financial statements.

                              International Fund 4

Lincoln National International Fund, Inc.

Notes to Financial Statements

December 31, 2000

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and the Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States - mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fees offset arrangements amounted to $11,981.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                              International Fund 5

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of 0.90% of the first $200 milion of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million. The sub-advisor, Delaware Investment Advisors Ltd. ("DIAL"), an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net asset of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 2000.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 2000 are as follows:

     Aggregate      Aggregate        Gross             Gross             Net
     Cost of        Proceeds         Unrealized        Unrealized        Unrealized
     Purchases      From Sales       Appreciation      Depreciation      Appreciation
     --------------------------------------------------------------------------------
     $28,078,505    $145,984,146     $69,043,873       $(59,482,069)     $9,561,804

4. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counterparties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at December 31, 2000 were as follows:

     Contracts to         Foreign              U.S. Cost                           Unrealized
     Receive (Deliver)    Currency             (Proceeds)       Settlement Dates   Gain (Loss)
     -----------------------------------------------------------------------------------------
        (1,000,181)       Australian dollar    $(552,700.17)    January 2001       $(3,763.54)

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

                              International Fund 6

5. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at December 31, 2000:

     Banking, Finance and Insurance               16.7%
     -------------------------------------------------
     Energy                                        9.9
     -------------------------------------------------
     Utilities                                     9.5
     -------------------------------------------------
     Buildings and Materials                       8.4
     -------------------------------------------------
     Electronics & Electrical Equipment            7.1
     -------------------------------------------------
     Retail                                        6.9
     -------------------------------------------------
     Food, Beverage & Tobacco                      5.4
     -------------------------------------------------
     Telecommunications                            5.4
     -------------------------------------------------
     Healthcare and Pharmaceuticals                4.6
     -------------------------------------------------
     Transportation                                4.3
     -------------------------------------------------
     Others (individually less than 4%)           21.8
     -------------------------------------------------
                                                 100.0%
                                                 =====

6. Summary of Changes From Capital Share Transactions

                                             Shares Issued Upon                                   Net Increase (Decrease)
                     Capital                 Reinvestment of         Capital Shares               Resulting From Capital
                     Shares Sold             Dividends               Redeemed                     Share Transactions
                     ------------------------------------------------------------------------------------------------------
                     Shares     Amount       Shares     Amount       Shares        Amount         Shares      Amount
Year ended
  December 31, 2000: 5,409,484  $72,831,877  1,398,811  $19,024,986  (14,111,336)  $(190,220,315) (7,303,041) $(98,363,452)
Year ended
  December 31, 1999: 5,327,475   76,666,823  9,311,698  127,310,777   (9,413,845)   (133,917,622)  5,225,328    70,059,978

7. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

                              International Fund 7

Lincoln National International Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National International Fund, Inc.


We have audited the accompanying statement of net assets of Lincoln National International Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National International Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               /s/ ERNST & YOUNG

Philadelphia, Pennsylvania

February 5, 2001


                              International Fund 8